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                                                                  EXHIBIT 10.12a


                           FIRST AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT, DATED AS OF JULY 10, 1997, EFFECTIVE AS OF AUGUST 4, 1997 AND RESTATED AS OF APRIL 8, 1999 IS MADE BY AND BETWEEN GETTY PETROLEUM MARKETING INC., A MARYLAND CORPORATION (THE "COMPANY"), AND VINCENT J. DELAURENTIS (THE "EXECUTIVE").

                                    RECITALS:

          a) AS OF JULY 10, 1997 THE COMPANY AND THE EXECUTIVE ENTERED INTO AN EMPLOYMENT AGREEMENT EFFECTIVE AS OF AUGUST 4, 1997.

          b) Such parties now desire to amend and restate such Employment Agreement on the terms herein provided.

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements set forth below, the parties hereto agree as follows:

     I.   CERTAIN DEFINITIONS.

          A.   "BASE SALARY" IS DEFINED IN SECTION 4(a).

          B.   "BENEFITS" IS DEFINED IN SECTION 4(d).

          C.   "BOARD" MEANS THE BOARD OF DIRECTORS OF THE COMPANY.

          D.   "BONUS" IS DEFINED IN SECTION 4(b).

          E.   "CHANGE IN CONTROL" MEANS THE OCCURRENCE OF ANY OF THE FOLLOWING:

               1. THE COMPANY IS MERGED, CONSOLIDATED OR REORGANIZED INTO OR WITH ANOTHER CORPORATION OR OTHER LEGAL PERSON, AND AS A RESULT OF SUCH MERGER, CONSOLIDATION OR REORGANIZATION LESS THAN FIFTY PERCENT OF THE COMBINED VOTING POWER OF THE THEN OUTSTANDING SECURITIES OF SUCH RESULTING CORPORATION OR PERSON IMMEDIATELY AFTER SUCH TRANSACTION ARE HELD IN THE AGGREGATE BY THE HOLDERS OF VOTING STOCK OF THE COMPANY IMMEDIATELY PRIOR TO SUCH TRANSACTION; OR



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               2. THE COMPANY SELLS OR OTHERWISE TRANSFERS ALL OR SUBSTANTIALLY
          ALL OF ITS ASSETS TO ANOTHER CORPORATION OR OTHER LEGAL PERSON, AND AS A RESULT OF SUCH SALE OR TRANSFER LESS THAN FIFTY PERCENT OF THE COMBINED VOTING POWER OF THE THEN OUTSTANDING VOTING STOCK OF SUCH CORPORATION OR PERSON IMMEDIATELY AFTER SUCH SALE OR TRANSFER IS HELD IN THE AGGREGATE BY THE HOLDERS OF VOTING STOCK OF THE COMPANY IMMEDIATELY PRIOR TO SUCH SALE OR TRANSFER.

          F. "COMMITTEE" SHALL MEAN THE COMPENSATION COMMITTEE OF THE BOARD.

          G. "DISABILITY" SHALL MEAN THE ABSENCE OF THE EXECUTIVE FROM THE EXECUTIVE'S DUTIES TO THE COMPANY ON A FULL-TIME BASIS FOR A PERIOD OF 120 CONSECUTIVE DAYS AS A RESULT OF INCAPACITY DUE TO MENTAL OR PHYSICAL ILLNESS WHICH IS DETERMINED TO BE TOTAL AND PERMANENT BY A PHYSICIAN SELECTED BY THE COMPANY AND ACCEPTABLE TO THE EXECUTIVE OR THE EXECUTIVE'S LEGAL REPRESENTATIVE (SUCH AGREEMENT AS TO ACCEPTABILITY NOT TO BE WITHHELD UNREASONABLY).

          H. "EFFECTIVE DATE" SHALL MEAN AUGUST 4, 1997.

          I. "GOOD REASON" SHALL MEAN

               1. A MATERIAL UNFAVORABLE CHANGE IN EXECUTIVE'S JOB RESPONSIBILITIES OR DUTIES, OR

               2. ANY REDUCTION IN EXECUTIVE'S RATE OF BASE SALARY

     IN EITHER CASE AS COMPARED WITH THOSE OR THAT IN EFFECT IMMEDIATELY PRIOR TO A CHANGE IN CONTROL.

          A. "STOCK OPTION PLAN" MEANS THE 1997 STOCK PLAN OF GETTY PETROLEUM MARKETING INC.

          B. "STOCK OPTION" IS DEFINED IN SECTION 4(c).

          C. "TERM OF EMPLOYMENT" IS DEFINED IN SECTION 2.

     I. EMPLOYMENT. THE COMPANY SHALL EMPLOY THE EXECUTIVE AND THE EXECUTIVE SHALL ENTER THE EMPLOY OF THE COMPANY IN THE POSITION SET FORTH IN SECTION 3 AND UPON THE OTHER TERMS AND CONDITIONS HEREIN PROVIDED. THE INITIAL TERM OF EXECUTIVE'S EMPLOYMENT WITH THE COMPANY (THE "INITIAL TERM") SHALL COMMENCE ON THE EFFECTIVE DATE AND END ON THE SECOND ANNIVERSARY THEREOF. AFTER THE INITIAL TERM, THE TERM OF EMPLOYMENT HEREUNDER SHALL AUTOMATICALLY BE EXTENDED FOR SUCCESSIVE ONE-YEAR PERIODS (COLLECTIVELY WITH THE INITIAL TERM, THE "TERM OF EMPLOYMENT") UNLESS EITHER THE COMPANY OR THE EXECUTIVE SHALL GIVE WRITTEN NOTICE OF NON-RENEWAL AT LEAST 90 DAYS PRIOR TO THE THEN SCHEDULED EXPIRATION OF THE TERM.

     II. POSITION AND DUTIES.



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          A. DURING THE TERM OF EMPLOYMENT, THE EXECUTIVE SHALL SERVE AS THE
     PRESIDENT OF THE COMPANY WITH SUCH AUTHORITY AND DUTIES AS ARE CUSTOMARILY ENJOYED AND PERFORMED BY A PERSON HOLDING THE POSITION OF PRESIDENT IN A SIMILAR BUSINESS OR ENTERPRISE, SUBJECT TO THE OVERALL AUTHORITY AND SUPERVISION OF THE BOARD.

          B. DURING THE TERM OF EMPLOYMENT, THE EXECUTIVE SHALL DEVOTE ALL HIS WORKING TIME AND EFFORTS TO THE BUSINESS AND AFFAIRS OF THE COMPANY AND WILL NOT ENTER THE EMPLOY OF OR SERVE AS A CONSULTANT TO, OR IN ANY WAY PERFORM ANY SERVICES WITH OR WITHOUT COMPENSATION FOR, ANY OTHER PERSON, BUSINESS OR ORGANIZATION, WHERE SUCH CONDUCT WOULD BE INCONSISTENT WITH, IN COMPETITION WITH, OR PREVENT THE EXECUTIVE FROM CARRYING OUT, HIS DUTIES TO THE COMPANY, WITHOUT THE PRIOR WRITTEN CONSENT OF THE BOARD.

     III. COMPENSATION AND RELATED MATTERS.

          A. BASE SALARY. DURING THE TERM OF EMPLOYMENT, THE EXECUTIVE SHALL RECEIVE A BASE SALARY ("BASE SALARY") INITIALLY AT A RATE OF $300,000 PER ANNUM, PAYABLE NO LESS FREQUENTLY THAN MONTHLY, SUBJECT TO INCREASES AT THE DISCRETION OF THE COMMITTEE; PROVIDED, HOWEVER, THAT THE EXECUTIVE SHALL BE ELIGIBLE FOR A FORMAL SALARY REVIEW ON THE DATE THAT IS SIX MONTHS AFTER THE EFFECTIVE DATE.

          B. BONUS. UPON THE COMPLETION OF EACH 12-MONTH PERIOD OF EMPLOYMENT DURING THE TERM, THE EXECUTIVE SHALL BE ELIGIBLE TO RECEIVE A PERFORMANCE BONUS IN AN AMOUNT NO GREATER THAN THE ANNUAL RATE OF BASE SALARY AS IN EFFECT ON THE FIRST DAY OF SUCH 12-MONTH PERIOD. THE AMOUNT OF THE BONUS, IF ANY, WILL BE DETERMINED BY THE COMMITTEE BASED UPON THE COMPANY'S AND THE EXECUTIVE'S ACHIEVEMENT OF PERFORMANCE OBJECTIVES ESTABLISHED BY THE COMMITTEE UPON RECOMMENDATION OF THE CHAIRMAN OF THE BOARD.

          C. STOCK OPTION. AS OF JULY 10, 1997, THE COMPANY SHALL GRANT THE EXECUTIVE AN OPTION TO PURCHASE 75,000 SHARES OF THE COMPANY'S COMMON STOCK (THE "STOCK OPTIONS"). THE STOCK OPTION SHALL BE GRANTED PURSUANT TO THE STOCK OPTION PLAN AND SHALL BE EVIDENCED AND GOVERNED BY A WRITTEN STOCK OPTION AGREEMENT. THE EXERCISE PRICE OF THE STOCK OPTION WILL BE THE FAIR MARKET VALUE OF A SHARE OF THE COMPANY'S COMMON STOCK ON JULY 10,1997, AS DETERMINED PURSUANT TO THE STOCK OPTION PLAN, AND THE STOCK OPTION SHALL BECOME EXERCISABLE WITH RESPECT TO 15,000 SHARES ON EACH OF THE FIRST FIVE ANNIVERSARIES OF THE EFFECTIVE DATE, SUBJECT TO THE TERMS AND CONDITIONS OF THE STOCK OPTION AGREEMENT. NOTWITHSTANDING THE FOREGOING, UPON THE CONSUMMATION OF ANY CHANGE IN CONTROL THE STOCK OPTIONS AND ANY OTHER OPTIONS TO PURCHASE THE COMPANY'S COMMON STOCK THEN HELD BY THE EXECUTIVE SHALL IMMEDIATELY VEST AND BECOME FULLY EXERCISABLE.

          D. BENEFITS. DURING THE TERM OF EMPLOYMENT, THE EXECUTIVE SHALL BE ENTITLED TO PARTICIPATE IN OR RECEIVE BENEFITS UNDER ANY EMPLOYEE BENEFIT PLAN OR OTHER ARRANGEMENT MADE AVAILABLE BY THE COMPANY ON TERMS NO LESS FAVORABLE THAN THOSE GENERALLY APPLICABLE TO SENIOR EXECUTIVES OF THE COMPANY, SUBJECT TO AND ON A BASIS CONSISTENT WITH THE TERMS, CONDITIONS AND OVERALL ADMINISTRATION OF SUCH PLAN OR ARRANGEMENT.


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          E. EXPENSES. THE COMPANY SHALL PROMPTLY REIMBURSE THE EXECUTIVE FOR
     ALL REASONABLE TRAVEL AND OTHER BUSINESS EXPENSES INCURRED BY THE EXECUTIVE IN THE PERFORMANCE OF HIS DUTIES TO THE COMPANY HEREUNDER.

          F. NO WAIVER. THE EXECUTIVE SHALL ALSO BE ENTITLED TO SUCH OTHER BENEFITS OR TERMS OF EMPLOYMENT AS ARE PROVIDED BY LAW.

          G. RELOCATION EXPENSES.

             1. THE EXECUTIVE SHALL BE REIMBURSED FOR REASONABLE ACTUAL EXPENSES INCURRED BY HIM IN MOVING AND SETTLEMENT OF HIS PERSONAL PROPERTY FROM HIS CURRENT PRINCIPAL RESIDENCE IN PENNSYLVANIA TO A RESIDENCE NEAR THE COMPANY'S EXECUTIVE OFFICES IN JERICHO, NEW YORK, INCLUDING CLOSING COSTS FOR THE SALE OF HIS CURRENT PRINCIPAL RESIDENCE. SUCH REIMBURSEMENT SHALL BE MADE TO THE EXTENT THAT THE EXECUTIVE PROPERLY ACCOUNTS THEREFOR IN ACCORDANCE WITH THE COMPANY'S REIMBURSEMENT PRACTICES.

             2. THE EXECUTIVE AGREES TO RELOCATE TO THE ENVIRONS OF THE COMPANY'S HEADQUARTERS AS SOON AS PRACTICABLE, BUT IN NO EVENT LATER THAN THREE (3) MONTHS AFTER THE EFFECTIVE DATE.

IV. CHANGE IN CONTROL.

          A. UPON THE CONSUMMATION OF A CHANGE IN CONTROL, EXECUTIVE SHALL RECEIVE THE BENEFIT DESCRIBED IN THE LAST SENTENCE OF SECTION 4(c).

          B. IF, FOLLOWING A CHANGE IN CONTROL BUT NO LATER THAN THE SECOND ANNIVERSARY THEREOF , EXECUTIVE'S EMPLOYMENT IS TERMINATED BY THE COMPANY FOR ANY REASON OR BY EXECUTIVE FOR GOOD REASON THEN, FOR THE PERIOD COMMENCING ON THE DATE OF SUCH TERMINATION OF EMPLOYMENT AND ENDING ON THE SECOND ANNIVERSARY OF THE CHANGE IN CONTROL, AND UPON EXECUTIVE'S EXECUTION OF A GENERAL RELEASE IN THE COMPANY'S CUSTOMARY FORM, EXECUTIVE SHALL, FOR SUCH PERIOD

             1. RECEIVE A SEVERANCE BENEFIT, PAYABLE IN INSTALLMENTS IN ACCORDANCE WITH THE COMPANY'S GENERAL PAYROLL PRACTICES, AT THE RATE OF $450,000 PER ANNUM,

             2. CONTINUE TO PARTICIPATE IN THE SAME MANNER AND TO THE FULLEST EXTENT IN THE COMPANY'S MEDICAL, LIFE INSURANCE AND DISABILITY PLANS, AND

             3. RECEIVE A CASH PAYMENT EQUAL TO THE MATCHING CONTRIBUTION THE COMPANY WOULD HAVE MADE TO HIS ACCOUNT HAD HE CONTINUED TO PARTICIPATE IN THE COMPANY'S 401(k) PLAN.

          C. IF THE EXECUTIVE'S EMPLOYMENT SHALL TERMINATE BY REASON OF A CHANGE IN CONTROL, THE COMPANY SHALL REIMBURSE THE EXECUTIVE FOR REASONABLE ACTUAL EXPENSES INCURRED


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     BY HIM IN RELOCATING HIS PERSONAL PROPERTY FROM HIS THEN CURRENT PRINCIPAL
     RESIDENCE TO A RESIDENCE IN PENNSYLVANIA. SUCH REIMBURSEMENT SHALL BE MADE TO THE EXTENT THAT THE EXECUTIVE PROPERLY ACCOUNTS THEREFOR IN ACCORDANCE WITH THE COMPANY'S REIMBURSEMENT PRACTICES.

        D. NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS AGREEMENT, IN THE EVENT THAT SOME OR ALL OF ANY PAYMENT TO EXECUTIVE OTHERWISE REQUIRED UNDER THIS AGREEMENT, OR OTHERWISE, WOULD SUBJECT EXECUTIVE TO TAX UNDER THE PROVISIONS OF SECTION 4999 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, (THE "PARACHUTE TAX") THEN THE COMPANY SHALL OBTAIN, AS SOON AS REASONABLY PRACTICABLE, FROM ITS OUTSIDE AUDITORS A CERTIFICATION AS TO AMOUNT BY WHICH SUCH PAYMENTS WOULD NEED TO BE REDUCED IN ORDER THAT EXECUTIVE NOT BE LIABLE FOR ANY PARACHUTE TAX AND THE PAYMENT SHALL BE REDUCED BY THE AMOUNT INDICATED IN THE REDUCTION CERTIFICATION (WITH THE AMOUNT OF SUCH REDUCTION BEING MADE FIRST FROM CASH PAYMENTS AND THEN, TO THE EXTENT NECESSARY, FROM NON-CASH PAYMENTS) (THE "PORTION") AND EXECUTIVE SHALL HAVE NO RIGHT TO SUCH PORTION.

     V. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. THE EXECUTIVE ACKNOWLEDGES THAT DURING HIS EMPLOYMENT HE WILL HAVE ACCESS TO:

        A. CONFIDENTIAL OR SECRET PLANS, PROGRAMS, DOCUMENTS, AGREEMENTS, INTERNAL MANAGEMENT REPORTS, FINANCIAL INFORMATION OR OTHER MATERIAL RELATING TO THE BUSINESS, SERVICES OR ACTIVITIES OF THE COMPANY, AND

        B. TRADE SECRETS, MARKET REPORTS, CUSTOMER INVESTIGATIONS, CUSTOMER LISTS AND OTHER SIMILAR INFORMATION THAT IS PROPRIETARY INFORMATION OF THE COMPANY (COLLECTIVELY REFERRED TO AS "CONFIDENTIAL INFORMATION").

        The Executive acknowledges that such Confidential Information as is acquired and used by the Company is a special, valuable and unique asset of the Company. In addition, all records, files and other materials obtained by the Executive in the course of his employment with the Company shall remain the property of the Company. The Executive will not use Confidential Information or property of the Company for his own benefit or the benefit of any person or entity with which he may be associated. The Executive will not disclose any Confidential Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent of the Company. The obligations of this Section shall not apply to (i) information that enters the public domain without a breach of this Agreement by the Executive or (ii) information developed by or known to the Executive independently of disclosure to him by the Company.

     I. NON-COMPETITION. THE EXECUTIVE SHALL BE PROHIBITED FOR ONE YEAR FOLLOWING TERMINATION OF EMPLOYMENT WITH THE COMPANY FOR ANY REASON FROM PROVIDING SERVICES TO, OR OWNING ANY INTEREST IN (OTHER THAN BENEFICIAL OWNERSHIP OF NOT MORE THAN 5% OF THE OUTSTANDING VOTING STOCK OF ANY PUBLICLY TRADED COMPANY), ANY ENTITY WHICH COMPETES WITH THE COMPANY IN ANY GEOGRAPHIC MARKET.

     II. NON-SOLICITATION. DURING THE TERM OF EMPLOYMENT AND FOR TWO YEARS THEREAFTER, EXECUTIVE SHALL NOT (i) INDUCE OR ATTEMPT TO INDUCE ANY EMPLOYEE OF THE COMPANY TO LEAVE THE EMPLOY OF THE COMPANY, OR IN ANY WAY INTERFERE WITH THE RELATIONSHIP BETWEEN THE COMPANY AND ANY EMPLOYEE THEREOF, (ii) HIRE DIRECTLY OR THROUGH ANOTHER ENTITY ANY PERSON WHO WAS AN EMPLOYEE OF


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THE COMPANY AT ANY TIME DURING THE TERM, OR (iii) INDUCE OR ATTEMPT TO INDUCE
ANY CUSTOMER, SUPPLIER, LICENSEE OR OTHER BUSINESS RELATION OF THE COMPANY TO CEASE DOING BUSINESS WITH THE COMPANY, OR IN ANY WAY INTERFERE WITH THE RELATIONSHIP BETWEEN ANY SUCH CUSTOMER, SUPPLIER, LICENSEE OR BUSINESS RELATION AND THE COMPANY.

     III.   DISPUTES.

          A. ANY DISPUTE OR CONTROVERSY ARISING UNDER, OUT OF, IN CONNECTION WITH OR IN RELATION TO THIS AGREEMENT SHALL BE FINALLY DETERMINED AND SETTLED BY ARBITRATION IN NEW YORK, NEW YORK IN ACCORDANCE WITH THE RULES AND PROCEDURES OF THE AMERICAN ARBITRATION ASSOCIATION, AND JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

          B. THE PREVAILING PARTY IN ANY SUCH PROCEEDING SHALL BE ENTITLED TO COLLECT FROM THE OTHER PARTY, ALL LEGAL FEES AND EXPENSES REASONABLY INCURRED IN CONNECTION THEREWITH.

     IV. BINDING ON SUCCESSORS. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE COMPANY, THE EXECUTIVE AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, PERSONNEL AND LEGAL REPRESENTATIVES, EXECUTORS, ADMINISTRATORS, HEIRS, DISTRIBUTEES, DEVISEES AND LEGATEES, AS APPLICABLE. THE COMPANY SHALL CAUSE ANY SUCCESSOR OR ASSIGNEE OF THE COMPANY TO ASSUME THE COMPANY'S OBLIGATIONS UNDER THIS AGREEMENT.

     V. GOVERNING LAW. THIS AGREEMENT IS BEING MADE AND EXECUTED IN AND IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK, AND SHALL BE GOVERNED, CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK.

     VI. VALIDITY. THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION OR PROVISIONS OF THIS AGREEMENT SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT, WHICH SHALL REMAIN IN FULL FORCE AND EFFECT.

     VII. NOTICES. ANY NOTICE, REQUEST, CLAIM, DEMAND, DOCUMENT AND OTHER COMMUNICATION HEREUNDER TO ANY PARTY SHALL BE EFFECTIVE UPON RECEIPT (OR REFUSAL OF RECEIPT) AND SHALL BE IN WRITING AND DELIVERED PERSONALLY OR SENT BY TELEX, TELECOPY, OR CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, AS FOLLOWS:

     IF TO THE COMPANY, TO THE ATTENTION OF LEO LIEBOWITZ AT:
     125 JERICHO TURNPIKE
     JERICHO, NEW YORK   11753

     If to the Executive, to him at the address set forth below under his signature;

or at any other address as any party shall have specified by notice in writing to the other parties.

     I. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN SEVERAL COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL, BUT ALL OF WHICH TOGETHER WILL CONSTITUTE ONE AND THE SAME AGREEMENT.


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     II.  ENTIRE AGREEMENT. THE TERMS OF THIS AGREEMENT ARE INTENDED BY THE
PARTIES TO BE THE FINAL EXPRESSION OF THEIR AGREEMENT WITH RESPECT TO THE EMPLOYMENT OF THE EXECUTIVE BY THE COMPANY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS AGREEMENT. THE PARTIES FURTHER INTEND THAT THIS AGREEMENT SHALL CONSTITUTE THE COMPLETE AND EXCLUSIVE STATEMENT OF ITS TERMS AND THAT NO EXTRINSIC EVIDENCE WHATSOEVER MAY BE INTRODUCED IN ANY JUDICIAL, ADMINISTRATIVE, OR OTHER LEGAL PROCEEDING TO VARY THE TERMS OF THIS AGREEMENT.

     III. AMENDMENTS; WAIVERS. THIS AGREEMENT MAY NOT BE MODIFIED, AMENDED, OR TERMINATED EXCEPT BY AN INSTRUMENT IN WRITING, SIGNED BY THE EXECUTIVE AND THE COMPANY. BY AN INSTRUMENT IN WRITING SIMILARLY EXECUTED, THE EXECUTIVE OR THE COMPANY MAY WAIVE COMPLIANCE BY THE OTHER PARTY WITH ANY PROVISION OF THIS AGREEMENT THAT SUCH OTHER PARTY WAS OR IS OBLIGATED TO COMPLY WITH OR PERFORM, PROVIDED, HOWEVER, THAT SUCH WAIVER SHALL NOT OPERATE AS A WAIVER OF, OR ESTOPPEL WITH RESPECT TO, ANY OTHER OR SUBSEQUENT FAILURE. NO FAILURE TO EXERCISE AND NO DELAY IN EXERCISING ANY RIGHT, REMEDY, OR POWER HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE OF ANY OTHER RIGHT, REMEDY, OR POWER PROVIDED HEREIN OR BY LAW OR IN EQUITY.

     IV.  NO INCONSISTENT ACTIONS; COOPERATION.

        A. THE PARTIES HERETO SHALL NOT VOLUNTARILY UNDERTAKE OR FAIL TO UNDERTAKE ANY ACTION OR COURSE OF ACTION INCONSISTENT WITH THE PROVISIONS OR ESSENTIAL INTENT OF THIS AGREEMENT. FURTHERMORE, IT IS THE INTENT OF THE PARTIES HERETO TO ACT IN A FAIR AND REASONABLE MANNER WITH RESPECT TO THE INTERPRETATION AND APPLICATION OF THE PROVISIONS OF THIS AGREEMENT.

        B. EACH OF THE PARTIES HERETO SHALL COOPERATE AND TAKE SUCH ACTIONS, AND EXECUTE SUCH OTHER DOCUMENTS AS MAY BE REASONABLY REQUESTED BY THE OTHER IN ORDER TO CARRY OUT THE PROVISIONS AND PURPOSES OF THIS AGREEMENT.

     V. NO ALIENATION OF BENEFITS. TO THE EXTENT PERMITTED BY LAW THE BENEFITS PROVIDED BY THIS AGREEMENT SHALL NOT BE SUBJECT TO GARNISHMENT, ATTACHMENT OR ANY OTHER LEGAL PROCESS BY THE CREDITORS OF THE EXECUTIVE, HIS BENEFICIARY OR HIS ESTATE.

                            [signature page follows]



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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                                 EXECUTIVE
                                                 -----------------------------
                                                 VINCENT J. DELAURENTIS
                                                 ADDRESS

                                                 GETTY PETROLEUM MARKETING INC.,
                                                 A MARYLAND CORPORATION
                                                 BY:


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